SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): January 6, 2011
HARBINGER GROUP INC.

(Exact Name of Registrant as Specified in Its Charter)
Delaware

(State or Other Jurisdiction of Incorporation)

1-4219	74-1339132

(Commission File Number)	(IRS Employer Identification No.)

450 Park Avenue, 27th Floor, New York, NY	10022

(Address of Principal Executive Offices)	(Zip Code)
(212) 906-8555

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
(c) On January 6, 2011, the Board of Directors (the “Board”) of Harbinger Group Inc., a Delaware corporation (the “Company”), appointed Richard H. Hagerup, 58, as Interim Chief Accounting Officer of the Company, effective December 1, 2010, to hold office until the earlier of his resignation or removal. Prior to being appointed as Interim Chief Accounting Officer of the Company, Mr. Hagerup served as the Company’s contract controller from January 12, 2010. From April 1980 to April 2008, Mr. Hagerup held various accounting and financial reporting positions with Triarc Companies, Inc. (“Triarc”) (renamed Wendy’s/Arby’s Group, Inc. in 2008) and its affiliates, last serving as Controller of Triarc. During the time of Mr. Hagerup’s employment, Triarc was a holding company listed on the New York Stock Exchange that held controlling financial interests in various other companies including Arby’s Restaurant Group, Inc. (the franchisor of the Arby’s restaurant system). Wendy/Arby’s Group, Inc. is not an affiliate of the Company.
There are no family relationships between Mr. Hagerup and any of the Company’s officers or directors. There are no transactions to which the Company or any of its subsidiaries is a party to which Mr. Hagerup has a material interest that is subject to disclosure under Item 404(a) of Regulation S-K.
The Company appointed Mr. Hagerup to serve as its Interim Chief Accounting Officer pursuant to an employment agreement dated as of December 1, 2010 (the “Employment Agreement”). Mr. Hagerup’s bi-weekly pay is $9,230.77. Mr. Hagerup’s employment is temporary and “at will” and may be terminated by Mr. Hagerup or the Company at any time for any reason or no reason whatsoever and without notice. As a temporary employee, Mr. Hagerup is not eligible to participate in any of the Company’s benefit plans. If the Company terminates Mr. Hagerup’s employment other than for “Cause,” as defined in the Employment Agreement, upon less than 30 days’ notice, the Company will continue to pay Mr. Hagerup’s salary through the 30-day period.
The description of the Employment Agreement is qualified in its entirety by reference to the complete text of the document, a copy of which is attached hereto as Exhibit 10.1.

Item 9.01	Financial Statements and Exhibits
(d)	Exhibits

Exhibit No.	Description
10.1	Temporary Employment Agreement, dated as of December 1, 2010, by and between Richard Hagerup and Harbinger Group Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARBINGER GROUP INC.
Date: January 10, 2011	By:	/s/ Francis T. McCarron
		Name:	Francis T. McCarron
		Title:	Executive Vice President and Chief Financial Officer

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